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Semi-Annual Report

February 28, 2002

Corporate High Yield Fund IV, Inc.

www.mlim.ml.com

                       CORPORATE HIGH YIELD FUND IV, INC.

The Benefits and Risks of Leveraging

Corporate High Yield Fund IV, Inc. utilizes leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will benefit from the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

Officers and Directors

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Elizabeth M. Phillips, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

Custodian & Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

NYSE Symbol

HYW

                           Corporate High Yield Fund IV, Inc., February 28, 2002

DEAR SHAREHOLDER

We are pleased to provide you with this first report to shareholders for Corporate High Yield Fund IV, Inc. The Fund seeks to provide shareholders with current income by investing primarily in a diversified portfolio of fixed-income securities that are rated in the lower rating categories of the established rating services (Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Ratings Services) or in unrated securities considered by the Investment Adviser to be of comparable quality. In this and future reports to shareholders, we will provide information on the Fund's performance, discuss our investment strategies and highlight some of the Fund's holdings.

High-Yield Market Overview

National and world events have gripped the country's attention in the five months since the inception of the Fund on September 28, 2001 to February 28, 2002. The high-yield market, like equities, was roiled by the events of September 11, recessionary fears, defaults and accounting scandals. As the Fund commenced operations, the market had begun to stabilize, but uncertainty among investors remained high. High-yield spreads relative to comparable US Treasury bonds at that time were near trough levels, at 1,012 basis points (10.12%). Earnings disappointments were the norm for much of the period, accompanied by lenders unwilling to continue funding weakened borrowers. The rate of defaults climbed. High-profile defaults, such as Enron Corporation's, were riveting. Enron bonds plummeted from investment-grade status to distressed with only the briefest pause in the mainstream high-yield market. As such, the direct effect from Enron was minimal on the high-yield market as a whole. However, the contamination effect was much greater, spreading to both high-yield and investment-grade companies, such as Mirant Corporation, Calpine Corporation and AES Corporation, and to companies in other industries, such as Tyco International Ltd., WorldCom, Inc. and Qwest Communications International Inc.

As the period ended, high-yield market gyrations moderated. Improving economic and earnings news has given the market an optimistic tone. Emboldened by this and by the attractive yields offered in the high-yield markets, investors increased allocations to this asset class. Money has poured into the high-yield sector from both individual investors and large institutions such as pension funds. This has pushed the higher-quality end of the high-yield spectrum to very tight spreads relative to comparable US Treasury bonds and has begun to create demand for more speculative, cyclical names.

From the trough levels at September 30, 2001, the high-yield market rebounded smartly. The total return of the Credit Suisse First Boston (CSFB) High Yield Index for the five months ended February 28, 2002 was a healthy +5.9%. We believe that the high-yield market in the near term will be choppy, but with an upward bias, reflecting perceived improvements and setbacks in the economy as it pulls itself out of recession. Solid recovery for the high-yield market will require a clearly improved earnings picture. Still, with the spread of the CSFB High Yield Index at 854 basis points over Treasury securities, a yield of 12.7% and a favorable technical wind at their backs, investors in high-yield are paid to wait.

Fund Performance

The Fund came close to catching the bottom of the market, as our initial investments were made shortly after the September market trough. We were also able to invest funds in high-yield names somewhat more rapidly than expected. Thus, despite low money market yields on uninvested funds, the Fund's total return was only 2.3% behind that of the benchmark CSFB High Yield Index. Since inception (September 28, 2001) through February 28, 2002, the total investment return on the Fund's Common Stock was +3.36%, based on a change in the per share net asset value from $14.30 to $14.33, and assuming reinvestment of $0.482 per share income dividends. During the same period, the net annualized yield of the Fund's Common Stock was 10.20%. The Fund's best performance came from the positions we took in normally stable sectors, with high-quality names that were damaged by fears of recession and a shutdown in travel post-September 11. Among these sectors were leisure, broadcasting and gaming, which have since rebounded strongly. We were also successful in buying higher-quality chemical names that benefited from perceptions of a strengthening economy.

Leverage Strategy

We fully invested the Fund's initial capital and began the leveraging process toward the end of December 2001. On February 28, 2002, the Fund was 15% leveraged, having borrowed $33.2 million at a borrowing cost of 2.07%. The Fund borrows through a commercial paper conduit at interest rates that are intended to provide an attractive spread between our borrowing costs and the income yield on our portfolio. While leverage will hurt total return in a weak market, the converse is also true. We believe that attempting to time the market is generally not successful. Therefore, we intend to maintain our leverage position at near 25% of total assets, though that level may vary somewhat as we adjust portfolio holdings. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Investment Strategy

Given our generally constructive market outlook, but recognizing the risk of near term volatility, we have invested the Fund in a core of solid credits, while branching out into sectors that should improve with the economy. At February 28, 2002, the Fund's credit rating profile was similar to that of the CSFB High Yield Index, with a heavier weighting in the BBB category and a lighter weighting in the higher risk CCC category. The Fund's average rating was B+. Despite market turmoil, we were able to buy higher-quality names at very attractive prices. As the market stabilizes, we anticipate selling our investment-grade holdings and reinvesting the proceeds in higher-yielding bonds. The stable sectors of the economy remain cable, utilities and health care. These are well represented in the Fund, and weighted near or above market weightings, although we find health care to be fully valued. We also have overweighted the broadcast, food and paper sectors given solid asset values and favorable prospects for the economy. Despite the recovering economy, we find risk to be excessive in fixed line telecommunications because of the unfavorable competitive conditions in the marketplace. We are underweight this sector. The Fund is also underweight in the finance, supermarket (food/drug) and retail sectors. We believe that, in general, these businesses are too risky and have inadequate asset protection to make acceptable high-yield investments.

In Conclusion

We thank you for your investment in Corporate High Yield Fund IV, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Elizabeth M. Phillips

Elizabeth M. Phillips
Vice President and
Portfolio Manager


/s/ B. Daniel Evans

B. Daniel Evans
Portfolio Manager

April 2, 2002

On April 1, 2002, Vincent T. Lathbury III retired from Merrill Lynch Investment Managers, L.P. (MLIM) after a 20-year career span. Mr. Lathbury joined MLIM in 1982 to help build the company's high-yield debt capability. A well-respected figure in the high-yield debt field, Mr. Lathbury has made many significant contributions to our fixed-income team including integrating our high-yield, emerging market and bank debt groups into one non-investment grade platform. Mr. Lathbury's colleagues at MLIM join the Fund's Board of Directors in thanking him for his many contributions and wishing him well in his retirement.

At this time, we are pleased to announce that in March 2002 B. Daniel Evans joined Elizabeth M. Phillips as Portfolio Manager of Corporate High Yield Fund IV, Inc. Mr. Evans joined the high-yield debt area of MLIM in December 2001. Prior to that time, he served as Senior Fund Analyst since 1994, specializing in high-yield and emerging market investments.


                                      2 & 3

                           Corporate High Yield Fund IV, Inc., February 28, 2002

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                         S&P      Moody's       Face
INDUSTRIES              Rating    Rating       Amount                                 Corporate Bonds                  Value
===============================================================================================================================
Airlines--2.2%           A         Ba1       $3,000,000    American Airlines, 7.80% due 10/01/2006                  $ 2,987,400
                         B         B2         2,000,000    USAir Inc., 10.375% due 3/01/2013                          1,229,454
                                                                                                                    -----------
                                                                                                                      4,216,854
===============================================================================================================================
Automotive--2.7%         BBB-      Baa3       2,500,000    Arvinmeritor, 8.75% due 3/01/2012                          2,555,675
                         B         B2         1,000,000    Dura Operating Corporation, 9% due 5/01/2009                 955,000
                         BB+       Ba1        1,000,000    Lear Corporation, 8.11% due 5/15/2009                      1,031,309
                         BBB-      Ba1          500,000    Navistar International, 9.375% due 6/01/2006                 520,000
                                                                                                                    -----------
                                                                                                                      5,061,984
===============================================================================================================================
Broadcasting--7.7%       CCC+      B3         1,000,000    Acme Television/Finance, 10.875% due 9/30/2004             1,002,500
                         B-        B2         1,000,000    Emmis Communications Corporation, 8.125% due 3/15/2009     1,027,500
                         B+        B1         3,000,000    Globo Comunicacoes e Participacoes, Ltd., 10.625%
                                                              due 12/05/2008 (c)                                      1,860,000
                         BBB-      Baa3       1,500,000    Grupo Televisa SA, 8% due 9/13/2011 (c)                    1,524,375
                                                           Lin Holdings Corporation:
                         B-        Caa1         750,000       10.725%** due 3/01/2008                                   637,500
                         B-        Caa1       3,250,000       20.08%** due 3/01/2008                                  2,843,750
                         B-        B3           500,000    Salem Communications Corp., 9.50% due 10/01/2007             521,250
                         B         B2         2,000,000    Sinclair Broadcasting Group, 8.75% due 12/15/2011          2,100,000
                                                           Young Broadcasting Inc.:
                         B         B2         1,000,000       8.50% due 12/15/2008 (c)                                1,042,500
                         B-        B3         2,000,000       10% due 3/01/2011                                       2,010,000
                                                                                                                    -----------
                                                                                                                     14,569,375
===============================================================================================================================
Cable--                                                    Callahan Nordrhein-Westfalen:
International--0.3%      CCC+      Caa1       1,000,000       14% due 7/15/2010                                         290,000
                         CCC+      Caa1       2,000,000       25.526%** due 7/15/2010                                   260,000
                                                                                                                    -----------
                                                                                                                        550,000
===============================================================================================================================
Cable--US--5.9%          B+        B2         3,000,000    Adelphia Communications Corporation, 10.875%
                                                              due 10/01/2010                                          3,180,000
                         BB+       Ba2        3,000,000    CSC Holdings Inc., 7.625% due 4/01/2011                    2,923,476
                         B+        B2         3,000,000    Charter Communications Holdings, 8.625% due 4/01/2009      2,730,000
                         B         B3           450,000    Coaxial Communications/Phoenix, 10% due 8/15/2006            450,000
                         B-        B3         3,000,000    Insight Communications, 13.077%** due 2/15/2011            1,785,000
                                                                                                                    -----------
                                                                                                                     11,068,476
===============================================================================================================================
Chemicals--5.4%          BB+       B1         2,000,000    Equistar Chemicals LP, 10.125% due 9/01/2008               2,000,000
                         BB-       B2         2,000,000    ISP Chemco., 10.25% due 7/01/2011                          2,090,000
                         B+        B2         1,000,000    ISP Holdings Inc., 10.625% due 12/15/2009 (c)              1,022,500
                         BB-       Ba3        2,000,000    MacDermid, Inc., 9.125% due 7/15/2011                      2,080,000
                         BBB-      Ba1        1,500,000    Millennium America Inc., 9.25% due 6/15/2008               1,537,500
                         B         B3         1,000,000    Noveon Inc., 11% due 2/28/2011                             1,056,250
                         NR*       NR*          437,000    PCI Chemicals, Canada, 10% due 12/31/2008                    327,750
                         NR*       NR*          146,000    Pioneer Companies, Inc., 5.409% due 12/31/2006               105,120
                                                                                                                    -----------
                                                                                                                     10,219,120
===============================================================================================================================
Consumer Products--      BB+       Ba3        3,000,000    American Greetings, 11.75% due 7/15/2008                   2,910,000
5.7%                     B-        B2         1,000,000    Chattem, Inc., 8.875% due 4/01/2008                        1,005,000
                         BB-       Ba3        3,000,000    Pennzoil-Quaker State, 10% due 11/01/2008 (c)              3,195,000
                         CCC+      Caa2       3,000,000    Samsonite Corporation, 10.75% due 6/15/2008 (c)            2,040,000
                         B-        B3         1,500,000    Simmons Company, 10.25% due 3/15/2009                      1,552,500
                                                                                                                    -----------
                                                                                                                     10,702,500
===============================================================================================================================
Energy--7.5%             B-        B2         1,250,000    Baytex Energy Limited, 10.50% due 2/15/2011                1,187,500
                         B         B2         1,000,000    Dresser Inc., 9.375% due 4/15/2011                         1,020,000
                         BB-       B1           750,000    El Paso Energy Partners, 8.50% due 6/01/2011                 765,000
                         BB        Ba3        2,000,000    Hanover Equipment, Trust B, 8.75% due 9/01/2011 (c)        2,010,000
                         BB-       Ba3          500,000    Key Energy Services Inc., 8.375% due 3/01/2008               510,000
                         BB        B1           500,000    Pogo Producing Company, 8.25% due 4/15/2011                  517,500
                         BB        Ba3        1,000,000    Port Arthur Finance Corporation, 12.50% due 1/15/2009      1,067,500
                         B+        B2         3,000,000    Stone Energy Corporation, 8.25% due 12/15/2011 (c)         3,030,000
                         B         B2         1,000,000    Swift Energy Company, 10.25% due 8/01/2009                 1,027,500
                         BB-       Ba3        3,000,000    Westport Resources Corp., 8.25% due 11/01/2011 (c)         3,045,000
                                                                                                                    -----------
                                                                                                                     14,180,000
===============================================================================================================================
Energy--Other--0.5%      BB-       Ba3        1,000,000    BRL Universal Equipment, 8.875% due 2/15/2008              1,020,000
===============================================================================================================================
Food/Tobacco--           CCC+      Caa1       3,000,000    Aurora Foods Inc., 8.75% due 7/01/2008                     2,805,000
6.6%                     B+        Ba3        2,000,000    Constellation Brands Inc., 8.125% due 1/15/2012            2,075,000
                         B+        B2         2,500,000    Cott Beverages Inc., 8% due 12/15/2011 (c)                 2,553,125
                         CCC+      Caa1       2,000,000    New World Pasta Company, 9.25% due 2/15/2009               1,880,000
                         BB+       Ba2        3,000,000    Smithfield Foods Inc., 8% due 10/15/2009                   3,090,000
                                                                                                                    -----------
                                                                                                                     12,403,125
===============================================================================================================================


                                     4 & 5

                           Corporate High Yield Fund IV, Inc., February 28, 2002

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                         S&P      Moody's       Face
INDUSTRIES              Rating    Rating       Amount                            Corporate Bonds                   Value
============================================================================================================================
Gaming--5.6%             BB+       Ba2        $3,000,000   MGM Grand Inc., 9.75% due 6/01/2007                   $ 3,251,250
                         BB-       Ba3         2,000,000   Mandalay Resort Group, 10.25% due 8/01/2007             2,152,500
                                                           Park Place Entertainment:
                         BB+       Ba2         1,000,000      8.875% due 9/15/2008                                 1,047,500
                         BB+       Ba2         2,000,000      8.125% due 5/15/2011                                 2,032,500
                         B-        Caa1        2,000,000   Venetian Casino/LV Sands, 12.25%
                                                              due 11/15/2004                                       2,100,000
                                                                                                                 -----------
                                                                                                                  10,583,750
============================================================================================================================
Health Care--6.5%                                          ALARIS Medical Systems, Inc.:
                         B-        Caa1        1,000,000      9.75% due 12/01/2006                                   960,000
                         B+        B2          1,750,000      11.625% due 12/01/2006                               1,916,250
                         BB+       Ba3         1,500,000   Coventry Health Care Inc., 8.125% due 2/15/2012 (c)     1,537,500
                         CCC+      B3            100,000   Extendicare Health Services, 9.35% due 12/15/2007          87,500
                         B-        B3          1,000,000   Fisher Scientific International, 9% due 2/01/2008       1,040,000
                         B+        Ba2         2,000,000   Fresenius Medial Capital Trust IV, 7.875%
                                                              due 6/15/2011                                        1,990,000
                         B-        B3          2,000,000   Insight Health Services, 9.875% due 11/01/2011 (c)      2,050,000
                         CCC+      B3          1,000,000   Kinetic Concepts, Inc., 9.625% due 11/01/2007           1,027,500
                         B-        B3          2,000,000   Magellan Health Services, 9% due 2/15/2008              1,650,000
                                                                                                                 -----------
                                                                                                                  12,258,750
============================================================================================================================
Housing--2.4%                                              Building Materials Corporation:
                         B+        B2          3,000,000      8.625% due 12/15/2006                                2,505,000
                         B+        B2            500,000      8% due 12/01/2008                                      390,000
                         BB-       Ba3           750,000   Forest City Enterprises Inc., 8.50% due 3/15/2008         750,938
                         CCC+      B3          1,000,000   US Industries Inc., 7.125% due 10/15/2003                 820,000
                                                                                                                 -----------
                                                                                                                   4,465,938
============================================================================================================================
Information              B+        B1          2,500,000   Amkor Technology Inc., 9.25% due 5/01/2006              2,356,250
Technology--3.2%         B+        Ba3         1,500,000   Seagate Technology International, 12.50%
                                                              due 11/15/2007 (c)                                   1,695,000
                         BB+       Ba1         2,000,000   Solectron Corporation, 9.625% due 2/15/2009             2,000,000
                                                                                                                 -----------
                                                                                                                   6,051,250
============================================================================================================================
Leisure--6.0%            CCC       Caa3          300,000   AMC Entertainment Inc., 9.875% due 2/01/2012 (c)          287,250
                         BB-       Ba3         1,000,000   Felcor Lodging LP, 8.50% due 6/01/2011                  1,007,500
                         BB-       Ba3         1,000,000   HMH Properties, Inc., 8.45% due 12/01/2008              1,002,500
                         BBB-      Ba1           500,000   Hilton Hotels Corporation, 8.25% due 2/15/2011            503,975
                         BBB-      Ba1         2,000,000   ITT Corporation, 7.375% due 11/15/2015                  1,832,440
                         B+        B1          2,000,000   Intrawest Corporation, 10.50% due 2/01/2010             2,070,000
                         B+        B1          1,000,000   Meristar Hospitality Corp., 9% due 1/15/2008              995,000
                         B         B3            500,000   Six Flags Inc., 9.50% due 2/01/2009                       510,000
                         B         B2          3,000,000   Vail Resorts Inc., 8.75% due 5/15/2009 (c)              3,045,000
                                                                                                                 -----------
                                                                                                                  11,253,665
============================================================================================================================
Manufacturing--4.3%      B         B3          2,000,000   Columbus McKinnon Corp., 8.50% due 4/01/2008            1,880,000
                         B-        Caa1        2,000,000   Eagle-Picher Industries, 9.375% due 3/01/2008           1,300,000
                                                           Foamex LP:
                         CCC+      Caa2          650,000      13.50% due 8/15/2005                                   575,250
                         CCC+      Caa2          850,000      9.875% due 6/15/2007                                   680,000
                         B         B2          2,000,000   Terex Corporation, 9.25% due 7/15/2011                  2,060,000
                         BBB       Baa1        1,750,000   Tyco International Group, SA, 6.375%
                                                              due 2/15/2006                                        1,594,373
                                                                                                                 -----------
                                                                                                                   8,089,623
============================================================================================================================
Media--Diversified--     BBB-      Baa3        3,000,000   Belo (A.H.) Corporation, 8% due 11/01/2008              3,107,685
5.4%                     B+        B1          2,000,000   Corus Entertainment Inc., 8.75% due 3/01/2012 (c)       1,983,720
                         BB-       B1          3,500,000   Primedia, Inc., 8.875% due 5/15/2011                    3,053,750
                         BBB       Baa2        2,000,000   World Color Press Inc., 7.75% due 2/15/2009             1,977,140
                                                                                                                 -----------
                                                                                                                  10,122,295
============================================================================================================================
Metals /Minerals--       B         B3          2,000,000   Compass Minerals Group, 10% due 8/15/2011 (c)           2,100,000
2.0%                     NR*       Caa2          750,000   Kaiser Aluminum & Chemical Corp., 10.875%
                                                              due 10/15/2006                                         566,250
                         BB        Ba3         1,000,000   Luscar Coal Ltd., 9.75% due 10/15/2011 (c)              1,061,250
                                                                                                                 -----------
                                                                                                                   3,727,500
============================================================================================================================
Packaging--1.5%          BB        B2          2,000,000   Owens-Brockway Glass Container, 8.875%
                                                               due 2/15/2009 (c)                                   2,035,000
                         B-        B3            750,000   Tekni-Plex Inc., 12.75% due 6/15/2010                     768,750
                                                                                                                 -----------
                                                                                                                   2,803,750
============================================================================================================================
Paper--6.1%                                                Ainsworth Lumber Company:
                         B-        B3          1,250,000      12.50% due 7/15/2007 (b)                             1,275,000
                         B-        B3          1,250,000      13.875% due 7/15/2007 (c)                            1,325,000
                         BB-       Ba1         1,000,000   Caraustar Industries Inc., 9.875% due 4/01/2011         1,045,000
                         B         B3          3,000,000   Doman Industries Limited, 12% due 7/01/2004             2,820,000
                         BBB-      Baa3        1,750,000   Domtar Inc., 7.875% due 10/15/2011                      1,879,080
                         BB        Ba2         1,000,000   Norske Skog, 8.625% due 6/15/2011 (c)                   1,020,000
                         CCC+      Caa1        2,000,000   Riverwood International Corporation, 10.875%
                                                              due 4/01/2008                                        2,075,000
                                                                                                                 -----------
                                                                                                                  11,439,080
============================================================================================================================
Paper & Forest           B+        B2          2,000,000   Graphic Packaging Corporation, 8.625%
Products--2.2%                                                due 2/15/2012 (c)                                    2,070,000
                         BB-       Ba1         1,000,000   Louisiana Pacific Corporation, 8.875% due 8/15/2010       995,207
                         B         B2          1,000,000   Stone Container Corporation, 9.25% due 2/01/2008        1,070,000
                                                                                                                 -----------
                                                                                                                   4,135,207
============================================================================================================================


                                     6 & 7

                           Corporate High Yield Fund IV, Inc., February 28, 2002

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

                         S&P      Moody's        Face
INDUSTRIES             Rating     Rating        Amount                      Corporate Bonds                          Value
================================================================================================================================
Retail--1.1%             BB+       Ba2        $2,000,000   AutoNation Inc., 9% due 8/01/2008                       $   2,097,500
================================================================================================================================
Services--3.3%           B-        B3          2,000,000   Albecca Inc., 10.75% due 8/15/2008                          2,230,000
                         B         B2          2,000,000   Coinmach Corporation, 9% due 2/01/2010 (c)                  2,070,000
                         B-        B3          2,000,000   Williams Scotsman Inc., 9.875% due 6/01/2007 (c)            1,980,000
                                                                                                                   -------------
                                                                                                                       6,280,000
================================================================================================================================
Telecommunications--     B+        B1          1,925,000   Echostar DBS Corporation, 9.125% due 1/15/2009 (c)          1,951,469
4.3%                     B-        B3          2,000,000   Fairpoint Communications, 12.50% due 5/01/2010              1,990,000
                         B-        Ca          3,000,000   GT Group Telecom, 39.524%** due 2/01/2010                     195,000
                         CCC       C           5,000,000   NTL Communications Corporation, 7% due 12/15/2008             637,500
                         B         Ba3         1,175,000   Panamsat Corporation, 8.50% due 2/01/2012 (c)               1,169,125
                         B         B2          1,000,000   Telewest Communications PLC, 11.25% due 11/01/2008            560,000
                         B         B2          3,500,000   Telewest Finance, 6% due 7/07/2005 (Convertible)            1,680,000
                                                                                                                   -------------
                                                                                                                       8,183,094
================================================================================================================================
Steel--2.3%              BB        B1            250,000   AK Steel Corp., 9.125% due 12/15/2006                         260,000
                         NR*       B1          2,000,000   Oregon Steel Mills, 11% due 6/15/2003                       2,000,000
                         B-        B2          2,000,000   Ucar Finance Inc., 10.25% due 2/15/2012 (c)                 2,055,000
                                                                                                                   -------------
                                                                                                                       4,315,000
================================================================================================================================
Transportation--2.7%     D         NR*         1,000,000   Autopistas del Sol SA, 10.25% due 8/01/2009 (a)(c)            220,000
                         BB-       B1          2,500,000   TFM, SA de CV, 14.368%** due 6/15/2009                      2,275,000
                         BB-       Ba2         2,500,000   Teekay Shipping Corporation, 8.875% due 7/15/2011           2,587,500
                                                                                                                   -------------
                                                                                                                       5,082,500
================================================================================================================================
Utility--6.9%                                              The AES Corporation:
                         BB        Ba1           400,000      8.75% due 12/15/2002                                       352,000
                         B+        Ba2           250,000      10.25% due 7/15/2006                                       110,000
                         B+        Ba2           250,000      8.375% due 8/15/2007                                       105,000
                         BB        Ba1         3,000,000      9.375% due 9/15/2010                                     1,950,000
                         B+        B1          3,000,000   AES Drax Energy Ltd., 11.50% due 8/30/2010                  1,290,000
                         BB+       Ba1         2,000,000   Avista Corporation, 9.75% due 6/01/2008                     2,108,971
                                                           Calpine Corporation:
                         BB+       Ba1         1,000,000      8.25% due 8/15/2005                                        722,917
                         BB+       Ba1           400,000      4% due 12/26/2006 (Convertible) (c)                        302,000
                         BB+       Ba1         3,000,000      8.50% due 2/15/2011                                      2,160,462
                         BBB-      Ba1         1,500,000   Mirant Americas Generating Inc., 8.30% due 5/01/2011        1,275,000
                         BB-       Ba2         2,650,000   Mission Energy Holdings, 13.50% due 7/15/2008               2,676,500
                                                                                                                   -------------
                                                                                                                      13,052,850
================================================================================================================================
Wireless                 B         B2          1,000,000   American Cellular Corporation, 9.50% due 10/15/2009           810,000
Communications--         B-        Caa1        3,000,000   American Tower Corporation, 9.375% due 2/01/2009            1,980,000
4.6%                     B         B3          3,000,000   Crown Castle International Corp., 9.375%
                                                              due 8/01/2011                                            2,205,000
                         B         B1          2,000,000   Nextel Communications, Inc., 9.50% due 2/01/2011            1,230,000
                         CCC+      B3          4,000,000   Nextel Partners Inc., 11% due 3/15/2010 (c)                 2,480,000
                                                                                                                   -------------
                                                                                                                       8,705,000
================================================================================================================================
Wireless                 C         Ca            500,000   McCaw International Ltd., 64.172%** due 4/15/2007 (a)          35,000
Communications--         B-        Caa1        3,000,000   Millicom International Cellular SA, 13.50%
                                                              due 6/01/2006                                            1,770,000
International--1.1%      D         Ca          3,500,000   Nextel International Inc., 12.75% due 8/01/2010 (a)           245,000
                                                                                                                   -------------
                                                                                                                       2,050,000
================================================================================================================================
                                                           Total Investments in Corporate Bonds
                                                              (Cost--$220,847,326)--116.0%                           218,688,186
================================================================================================================================
                                                 Shares
                                                  Held                          Common Stocks
================================================================================================================================
Chemicals--0.0%                                  28,270    Pioneer Companies, Inc. (a)                                    56,540
================================================================================================================================
                                                           Total Investments in Common Stocks
                                                              (Cost--$35,702)--0.0%                                       56,540
================================================================================================================================
                                                           Total Investments (Cost--$220,883,028)--116.0%            218,744,726
                                                           Liabilities in Excess of Other Assets--(16.0%)            (30,100,911)
                                                                                                                   -------------
                                                           Net Assets--100.0%                                      $ 188,643,815
                                                                                                                   =============
================================================================================================================================

(a)   Non-income producing security.
(b) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
  *   Not Rated.
 ** Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

      See Notes to Financial Statements.


                                     8 & 9

                           Corporate High Yield Fund IV, Inc., February 28, 2002

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                As of February 28, 2002
==========================================================================================================
Assets:         Investments, at value (identified cost--$220,883,028) .....                  $ 218,744,726
                Receivables:
                   Interest ...............................................   $  5,037,404
                   Securities sold ........................................      4,044,679       9,082,083
                                                                              ------------   -------------
                Total assets ..............................................                    227,826,809
                                                                                             -------------
==========================================================================================================
Liabilities:    Loans .....................................................                     33,200,000
                Payables:
                   Securities purchased ...................................      4,237,039
                   Custodian bank .........................................        669,639
                   Dividends to shareholders ..............................        586,780
                   Investment adviser .....................................         87,035
                   Offering costs .........................................         83,051
                   Interest on loans ......................................          7,408       5,670,952
                                                                              ------------
                Accrued expenses and other liabilities ....................                        312,042
                                                                                             -------------
                Total liabilities .........................................                     39,182,994
                                                                                             -------------
==========================================================================================================
Net Assets:     Net assets ................................................                  $ 188,643,815
                                                                                             =============
==========================================================================================================
Capital:        Common Stock, $.10 par value, 200,000,000 shares authorized                  $   1,316,788
                Paid-in capital in excess of par ..........................                    187,034,798
                Undistributed investment income--net ......................                      1,654,172
                Accumulated realized capital gains on investments--net ....                        776,359
                Unrealized depreciation on investments--net ...............                     (2,138,302)
                                                                                             -------------
                Total--Equivalent to $14.33 per share based on 13,167,884
                shares of capital stock outstanding (market price--$14.70)                   $ 188,643,815
                                                                                             =============
==========================================================================================================

See Notes to Financial Statements

STATEMENT OF OPERATIONS

                      For the Period September 28, 2001+ to February 28, 2002
========================================================================================================
Investment Income:    Interest ..............................................                 $8,381,787
                      Other .................................................                      8,621
                                                                                              ----------
                      Total income ..........................................                  8,390,408
                                                                                              ----------
========================================================================================================
Expenses:             Investment advisory fees ..............................   $  484,506
                      Loan interest expense .................................       54,118
                      Accounting services ...................................       31,261
                      Borrowing costs .......................................       26,263
                      Listing fees ..........................................       13,400
                      Professional fees .....................................       12,107
                      Transfer agent fees ...................................        9,771
                      Printing and shareholder reports ......................        6,646
                      Directors' fees and expenses ..........................        6,462
                      Custodian fees ........................................        6,199
                      Pricing services ......................................        4,897
                      Other .................................................        3,567
                                                                                ----------
                      Total expenses before reimbursement ...................      659,197
                      Reimbursement of expenses .............................     (244,378)
                                                                                ----------
                      Total expenses after reimbursement ....................                    414,819
                                                                                              ----------
                      Investment income--net ................................                  7,975,589
========================================================================================================
Realized &            Realized gain on investments--net .....................                    776,359
Unrealized Gain       Unrealized depreciation on investments--net ...........                 (2,138,302)
(Loss)                                                                                        ----------
On Investments--Net:  Net Increase in Net Assets Resulting from Operations ..                 $6,613,646
                                                                                              ==========
========================================================================================================

+     Commencement of operations.

      See Notes to Financial Statements.


                                    10 & 11

                           Corporate High Yield Fund IV, Inc., February 28, 2002

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                   For the Period
                                                                                                    September 28,
                                                                                                       2001+ to
                                                                                                    February 28,
                 Increase (Decrease) in Net Assets:                                                      2002
==================================================================================================================
Operations:      Investment income--net .........................................................   $   7,975,589
                 Realized gain on investments--net ..............................................         776,359
                 Unrealized depreciation on investments--net ....................................      (2,138,302)
                                                                                                    -------------
                 Net increase in net assets resulting from operations ...........................       6,613,646
                                                                                                    -------------
==================================================================================================================
Dividends to     Dividends to shareholders from investment income--net ..........................      (6,321,417)
Shareholders:                                                                                       -------------
==================================================================================================================
Capital Stock    Proceeds from issuance of Common Stock .........................................     186,941,250
Transactions:    Value of shares issued to Common Stock shareholders in reinvestment of dividends       1,626,883
                 Offering costs resulting from the issuance of Common Stock .....................        (316,552)
                                                                                                    -------------
                 Net increase in net assets derived from capital stock transactions .............     188,251,581
                                                                                                    -------------
==================================================================================================================
Net Assets:      Total increase in net assets ...................................................     188,543,810
                 Beginning of period ............................................................         100,005
                                                                                                    -------------
                 End of period* .................................................................   $ 188,643,815
                                                                                                    =============
==================================================================================================================
                *Undistributed investment income--net ...........................................   $   1,654,172
                                                                                                    =============
==================================================================================================================

+     Commencement of operations.

      See Notes to Financial Statements.

STATEMENT OF CASH FLOWS

                             For the Period September 28, 2001+ to February 28, 2002
===================================================================================================================
Cash Provided by             Net increase in net assets resulting from operations .................   $   6,613,646
Operating Activities:        Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
                                Increase in receivables ...........................................      (5,037,404)
                                Increase in other liabilities .....................................       1,159,175
                                Realized and unrealized loss on investments--net ..................       1,361,943
                                Amortization of discount ..........................................      (2,148,738)
                                                                                                      -------------
                             Net cash provided by operating activities ............................       1,948,622
                                                                                                      -------------
===================================================================================================================
Cash Used for                Proceeds from sales of long-term investments .........................      15,667,138
Investing Activities:        Purchases of long-term investments ...................................    (233,816,417)
                             Proceeds from sales and maturities of short-term investments--net ....         383,708
                                                                                                      -------------
                             Net cash used for investing activities ...............................    (217,765,571)
                                                                                                      -------------
===================================================================================================================
Cash Provided by             Proceeds from issuance of Common Stock ...............................     186,941,250
Financing Activities:        Offering costs resulting from the issuance of Common Stock ...........        (316,552)
                             Cash receipts from borrowings ........................................      39,000,000
                             Cash payments on borrowings ..........................................      (5,800,000)
                             Dividend paid to shareholders ........................................      (4,107,754)
                                                                                                      -------------
                             Net cash provided by financing activities ............................     215,716,944
                                                                                                      -------------
===================================================================================================================
Cash:                        Net decrease in cash .................................................        (100,005)
                             Cash at beginning of period ..........................................         100,005
                                                                                                      -------------
                             Cash at end of period ................................................   $          --
                                                                                                      =============
===================================================================================================================
Cash Flow                    Cash paid for interest ...............................................   $      46,710
Information:                                                                                          =============
===================================================================================================================
Non-Cash                     Reinvestment of dividends paid to shareholders .......................   $   1,626,883
Financing Activities:                                                                                 =============
===================================================================================================================

+     Commencement of operations.

      See Notes to Financial Statements.


                                    12 & 13

                           Corporate High Yield Fund IV, Inc., February 28, 2002

FINANCIAL HIGHLIGHTS

                                                                                                    For the Period
                       The following per share data and ratios have been derived                     September 28,
                       from information provided in the financial statements                            2001+ to
                                                                                                      February 28,
                       Increase (Decrease) in Net Asset Value:                                            2002
===================================================================================================================
Per Share              Net asset value, beginning of period ........................................   $     14.33
Operating                                                                                              -----------
Performance:              Investment income--net ...................................................           .61
                          Realized and unrealized loss on investments--net .........................          (.11)
                                                                                                       -----------
                       Total from investment operations ............................................           .50
                                                                                                       -----------
                       Less dividends from investment income--net ..................................          (.48)
                                                                                                       -----------
                       Capital charge resulting from the issuance of Common Stock ..................          (.02)
                                                                                                       -----------
                       Net asset value, end of period ..............................................   $     14.33
                                                                                                       ===========
                       Market price per share, end of period .......................................   $     14.70
                                                                                                       ===========
==================================================================================================================
Total Investment       Based on market price per share .............................................         1.29%++
Return:**                                                                                              ===========
                       Based on net asset value per share ..........................................         3.36%++
                                                                                                       ===========
==================================================================================================================
Ratios to Average      Expenses, net of reimbursement and excluding interest expense ...............          .47%*
Net Assets:                                                                                            ===========
                       Expenses, net of reimbursement ..............................................          .54%*
                                                                                                       ===========
                       Expenses ....................................................................          .85%*
                                                                                                       ===========
                       Investment income--net ......................................................        10.31%*
                                                                                                       ===========
==================================================================================================================
Leverage:              Amount of borrowings outstanding, end of period (in thousands) ..............   $    33,200
                                                                                                       ===========
                       Average amount of borrowings outstanding during the period (in thousands) ...   $     5,630
                                                                                                       ===========
                       Average amount of borrowings outstanding per share during the period ........   $       .45
                                                                                                       ===========
==================================================================================================================
Supplemental           Net assets, end of period (in thousands) ....................................   $   188,644
Data:                                                                                                  ===========
                       Portfolio turnover ..........................................................        12.89%
                                                                                                       ===========
==================================================================================================================

 *    Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
      Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
 +    Commencement of operations.
++    Aggregate total investment return.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Corporate High Yield Fund IV, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. Prior to commencement of operations on September 28, 2001, the Fund had no operations other than those relating to organizational matters and the sale of 6,667 shares of Common Stock on September 17, 2001 to Fund Asset Management, L.P. ("FAM") for $100,005. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund will determine and make available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol HYW. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities are valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, liquidation value or third party transactions involving the issuer's securities. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.


                                     14 & 15

                           Corporate High Yield Fund IV, Inc., February 28, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income-Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(e) Offering expenses--Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft which resulted from a failed trade which settled the next day.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .60% of the Fund's average weekly net assets plus the proceeds of any outstanding principal borrowed. For the period September 28, 2001 to February 28, 2002, FAM earned fees of $484,506, of which $244,378 was waived.

During the period September 28, 2001 to February 28, 2002, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, received underwriting fees of $8,100,000 in connection with the issuance of the Fund's Common Stock.

For the period September 28, 2001 to February 28, 2002, the Fund reimbursed FAM $2,742 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period September 28, 2001 to February 28, 2002 were $238,053,456 and $19,711,817, respectively.

Net realized gains for the period September 28, 2001 to February 28, 2002 and net unrealized losses as of February 28, 2002 were as follows:

--------------------------------------------------------------------------------
                                                     Realized       Unrealized
                                                       Gains           Losses
--------------------------------------------------------------------------------
Long-term investments .........................     $   776,049     $(2,138,302)
Short-term investments ........................             310              --
                                                    -----------     -----------
Total .........................................     $   776,359     $(2,138,302)
                                                    ===========     ===========
--------------------------------------------------------------------------------

As of February 28, 2002, net unrealized depreciation for Federal income tax purposes aggregated $2,138,302, of which $8,598,965 related to appreciated securities and $10,737,267 related to depreciated securities. The aggregate cost of investments at February 28, 2002 for Federal income tax purposes was $220,883,028.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the period September 28, 2001 to February 28, 2002 increased by 13,050,000 from shares sold and by 111,217 as a result of dividend reinvestment.

5. Short-Term Borrowings:

On December 7, 2001, the Fund entered into a $110,000,000 revolving credit and security agreement with Citibank, N.A. and other lenders (the "Lenders"). The Fund may borrow money (i) through a line of credit from certain Lenders at the Eurodollar rate plus .75% or the highest of the Federal Funds rate plus .50%, a base rate as determined by Citibank, N.A. and/or the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks plus .50%, or (ii) through the issuance of commercial paper notes by certain Lenders at rates of interest equivalent to the weighted average of the per annum rates paid or payable by such Lenders in respect of those commercial paper notes.

For the period September 28, 2001 to February 28, 2002, the average amount borrowed was approximately $5,630,000 and the daily weighted average interest rate was 2.28%. For the period September 28, 2001 to February 28, 2002, facility and commitment fees aggregated approximately $26,000.

6. Subsequent Event:

On March 7, 2002, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.134470 per share, payable on March 29, 2002 to shareholders of record as of March 18, 2002.


                                    16 & 17

                           Corporate High Yield Fund IV, Inc., February 28, 2002

PORTFOLIO INFORMATION

                                                                                                                          Percent of
                   As of February 28, 2002                                                                     Long-Term Investments
------------------------------------------------------------------------------------------------------------------------------------
Ten Largest        Pennzoil-Quaker State              Pennzoil-Quaker State company is a worldwide automotive
Holdings                                              consumer products company. The company's brand
                                                      name products include Pennzoil, Quaker State,
                                                      Fix-A-Flat, Rain-X, Gumout, Axius, Black Magic, Slick
                                                      50, Medo and Blue Coral. Pennzoil-Quaker State also
                                                      anufactures base oils and specialty chemicals and
                                                      operates and franchises Jiffy Lube and Q-Lube stores in
                                                      North America.                                                            1.5%

                   Adelphia Communications            Adelphia is a cable television operator, with systems in
                   Corporation                        suburban areas of large- and medium-sized cities in the
                                                      United States. The company also owns a competitive
                                                      telecommunications provider with operations in the
                                                      Eastern United States.                                                    1.5

                   MGM Grand Inc.                     MGM Mirage owns and operates hotel/casino resorts. The
                                                      company's properties include the MGM Grand Las Vegas and
                                                      the New York-New York Hotel and Casino, both located in
                                                      Las Vegas, Nevada. MGM also owns and operates Bellagio,
                                                      The Mirage, Treasure Island at the Mirage, the Holiday
                                                      Inn Casino Boardwalk and other hotel/casino resorts.                      1.5

                   Smithfield Foods Inc.              Smithfield Foods processes pork and produces hogs
                                                      through its meat processing and hog production groups.
                                                      The company also produces and markets a range of branded
                                                      food products such as frozen barbecues and chilies,
                                                      peanuts and pork products. Smithfield's products are
                                                      sold on a wholesale basis, through catalogs, through its
                                                      retail stores and via the Internet.                                       1.4

                   Belo (A. H.) Corporation           Belo conducts operations in television broadcasting,
                                                      newspaper publishing, interactive media and cable news.
                                                      The company's television stations are located in major
                                                      metropolitan areas such as Houston, Texas. Belo
                                                      publishes "The Dallas Morning News," "The Providence
                                                      Journal" and other newspapers. The company also operates
                                                      local cable news channels.                                                1.4

                   Primedia, Inc.                     Primedia, a media company, provides specialized
                                                      information in the consumer, business-to-business and
                                                      education markets. The company's products include
                                                      specialty magazines, technical and trade magazines,
                                                      information products, supplemental education materials
                                                      and vocational networks. Primedia's brands include
                                                      "Seventeen," "New York" and "Modern Bride."                               1.4

                   Westport Resources  Corp.          Westport Resources is an independent energy company
                                                      involved in oil and natural gas exploitation,
                                                      acquisition and exploration activities. The company
                                                      operates primarily in the Gulf of Mexico, the Rocky
                                                      Mountains, Permian Basin/Mid-Continent and the Gulf
                                                      Coast, all located in the United States.                                  1.4

                   Vail Resorts Inc.                  Vail Resorts operates resorts in Colorado. The company's
                                                      resorts include Vail Mountain, a ski mountain complex,
                                                      and Beaver Creek Resort, a family-oriented mountain
                                                      resort. Vail Resorts also operates Breckenridge
                                                      Mountain, a destination resort with apres-ski activities
                                                      and Keystone Resort, a year-round family vacation
                                                      destination.                                                              1.4

                   Stone Energy Corporation           Stone Energy is an independent oil and gas company. The
                                                      company acquires, explores, develops and operates oil
                                                      and gas properties onshore and offshore in the Gulf
                                                      Coast Basin.                                                              1.4

                   American Airlines                  American Airlines, one of the largest airlines in the
                                                      world, is the principal operating subsidiary of AMR
                                                      Corporation. The carrier has hubs in Chicago,
                                                      Dallas-Fort Worth, Miami and San Juan, Puerto Rico. The
                                                      Fund's Enhanced Equipment Trust Certificates are bonds
                                                      secured by Boeing 737-823, 757-223ER, 777-223ER
                                                      aircraft, all of which were delivered new last year.                      1.4

Portfolio Profile

The quality ratings of securities in the Fund as of February 28, 2002 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating                                                 Long-Term Investments
--------------------------------------------------------------------------------
BBB ......................................................................    3%
BB .......................................................................   33
B ........................................................................   45
CCC ......................................................................   15
NR (Not Rated) ...........................................................    4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Foreign Holdings*                                          Long-Term Investments
--------------------------------------------------------------------------------
Total Foreign Holdings ................................................... 13.1%
Emerging Markets Holdings ................................................  2.7
--------------------------------------------------------------------------------

*     All holdings are denominated in US dollars.

--------------------------------------------------------------------------------
Average Portfolio Maturity...........................................  7.1 Years
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Five Largest Foreign Countries*                            Long-Term Investments
--------------------------------------------------------------------------------
Canada ...............................................................     6.3%
Mexico ...............................................................     1.7
Luxembourg ...........................................................     1.6
Brazil ...............................................................     0.9
Cayman Islands .......................................................     0.9
--------------------------------------------------------------------------------

*     All holdings are denominated in US dollars.

--------------------------------------------------------------------------------
                                                                      Percent of
Five Largest Industries                                    Long-Term Investments
--------------------------------------------------------------------------------
Broadcasting.............................................................  6.7%
Energy...................................................................  6.5
Utility..................................................................  6.0
Food/Tobacco.............................................................  5.7
Health Care..............................................................  5.6
--------------------------------------------------------------------------------


                                    18 & 19

[LOGO] Merrill Lynch Investment Managers
                        [GRAPHIC OMITTED]

Corporate High Yield Fund IV, Inc. seeks to provide shareholders with current income by investing primarily in a diversified portfolio of fixed-income securities that are rated in the lower rating categories of the established rating services (Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Corporation) or are unrated securities of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of Corporate High Yield Fund IV, Inc. for their information. It is not a prospectus. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Corporate High Yield Fund IV, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLE LOGO] Printed on post-consumer recycled paper              #COYIV--2/02